UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant

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    Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to § 240.14a-12

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Morgan Stanley Institutional Liquidity Funds (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020, at 1:30 p.m., Eastern Time.

The Meeting is being held for the following purposes:

1.	To elect Trustees of the Fund.

2.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only shareholders of record of the Fund at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournment thereof.

MARY E. MULLIN Secretary

Dated: June 14 , 2006

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in the Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card or voting by telephone or electronically on the Internet.

MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS
(a company consisting of seven separate portfolios)
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

Special Meeting of Shareholders
August 1, 2006

This statement is furnished by the Board of Trustees (the ‘‘Board’’) of Morgan Stanley Institutional Liquidity Funds (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at the Special Meeting of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and collectively the ‘‘Portfolios’’) of the Fund (the ‘‘Meeting’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser to the Fund, Morgan Stanley Investment Management Inc. (hereinafter ‘‘MSIM’’ or the ‘‘Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of shares of beneficial interest of the Fund (each a ‘‘Shareholder’’ and collectively the ‘‘Shareholders’’) on or about June 14, 2006. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of the Fund. If no instructions are specified, shares will be voted FOR the election of the nominees for Trustees of the Fund.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. See Exhibit A for information relating to the number of shares of each Portfolio outstanding and entitled to vote.

The expense of solicitation, consisting primarily of printing and mailing, will be borne by each respective Portfolio based on its net assets and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Portfolios, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Fund, including MSIM, having as its principal office 1221 Avenue of the Americas, New York, New York 10020, who will receive no extra compensation for their services. The solicitation of Proxy Cards is also expected to include communications by employees of Computershare Fund Services (‘‘Computershare’’), a proxy solicitation firm expected to be engaged by the Fund, on behalf of the Portfolios, to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $8,791, which would be borne by the Fund.

MSILF will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2005 and its most recent semi-annual report succeeding the annual report to any Shareholder of the Fund requesting such reports. Requests for annual and/or semi-annual reports should be made in writing to Morgan Stanley Institutional Liquidity Funds, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020, by calling 1-(888)-378-1630 or by visiting the Adviser’s Internet website at www.morganstanley.com/im.

Morgan Stanley Investment Management Inc. serves as the administrator to MSILF. Morgan Stanley Distribution, Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

Under the By-Laws of the Fund, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

The Board of the Fund unanimously recommends that you cast your vote ‘‘For’’ the election of all of the nominees as Trustees as set forth in Proposal 1 of the Notice of Special Meeting of Shareholders.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF TRUSTEE

At the Meeting, Shareholders of the Fund will be asked to consider the election of four individuals to the Board of Trustees of the Fund to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Card to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and W. Allen Reed as Trustees for an indefinite term commencing on August 1, 2006.

Pursuant to the Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the incumbent Trustees of the Fund and nominees for election as Trustees is set forth below:

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Incumbent Trustees
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee and Chairman of the Board	Since July 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors, Inc. (the ‘‘Retail Funds’’) (since July 1991) and various U.S. registered investment companies managed by MSIM (the ‘‘Institutional Funds’’) (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 – December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Independent Incumbent Trustees
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998 – October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 – November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 – July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 – 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Trustee	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 – 2004); United States Senator (R-Utah) (1974 – 1992) and Chairman, Senate Banking Committee (1980 – 1986), Mayor of Salt Lake City, Utah (1971 – 1974), Astronaut, Space Shuttle Discovery (April 12 – 19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966 – 1994), most recently as Chairman of The Allstate Corporation (March 1993 – December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989 – December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 – July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Name, Address and Age	Position Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Incumbent Trustees
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984 – 1988).	187	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc. (‘‘MSIA’’), which is the investment adviser of the Retail Funds and affiliated with the Adviser. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 – July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of MSIM; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of MSIM; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of MSIM; Vice President (since February 2006) of the Retail Funds and the Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of MSIM and various entities affiliated with MSIM Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of MSIM and various entities affiliated with MSIM, Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of MSIM and various entities affiliated with MSIM. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 – July 2004).

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Garrett, and Ms. Doberman, Chang Yu and Mullin are also officers of the Adviser or its affiliates.

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of MSIM Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since December 1997	Executive Director of MSIM and various entities affiliated with MSIM; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with MSIM
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since June 1999	Executive Director of MSIM and various entities affiliated with MSIM; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett* (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.
Michael Leary* (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Director of Treasury and Compliance since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young LLP.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto, Garrett and Leary, and Ms. Doberman, Chang Yu and Mullin are also officers of the Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund if elected. The Board has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Meeting, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each incumbent Trustee is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Fund

The following table sets forth information regarding the dollar range of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Fund and each nominee for election as a Trustee, as of March 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the relevant Company’s shares as of March 31, 2006.

Name of Trustee	MSILF	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Interested Trustee
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Trustee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of an independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns. The Audit Committee of the Fund met seven times during its fiscal year ended October 31, 2005.

The Board of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and its committees and recommends such qualified individuals for nomination by the Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and its committees and oversees periodic evaluations of the Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Fund’s website. The members of the Governance Committee of the Fund are currently

Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee of the Fund met two times during the fiscal year ended October 31, 2005.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees presented in this Proposal. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

There were 12 meetings of the Board of Trustees of the Fund held during the fiscal year ended October 31, 2005. The Independent Directors of the Fund met three times during that period, in addition to the 13 meetings of the full Board.

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. The Insurance Committee held six Insurance Committee meetings during the fiscal year ended October 31, 2005.

For the 2005 fiscal year, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board.

Shareholder Communications

Shareholders may send communications to the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee below. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Trustee received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth on the following page is a table showing the aggregate compensation paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by all of the funds and by other U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by the Fund is as of the fiscal year ended October 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of any fund’s expenses. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

COMPENSATION

Name of Trustees	Total Compensation from the Fund	Total Compensation from Fund Complex Paid to Trustees(2)(4)
Interested Trustee
Fiumefreddo(1)	$44,406	$360,000
Higgins(1)	0	0
Independent Trustee
Bozic	22,338	180,000
Garn	22,066	178,000
Hedien	22,338	180,000
Johnson	29,737	240,000
Kearns(3)	26,222	217,000
Nugent	26,037	210,000
Reid	26,037	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and for administrative services provided to the Boards of the Retail Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Board of the Fund and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Fund from that date.

(2)	Amounts shown in this column also include amounts received by each Trustee for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’), had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement. Messrs. Bozic, Garn, Hedien, Johnson and Nugent were participants in this retirement program. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting. Shareholders of each Portfolio of the Fund will vote together as a single class with respect to Proposal 1.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Trustees.

SECURITY OWNERSHIP OF TRUSTEES, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of the Fund owned by the Fund’s officers and Trustees as a group was less than 1% of the outstanding shares of the Fund or any Portfolio. For information regarding persons who owned beneficially more than 5% of the Fund’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth in Exhibit A, to the knowledge of the Fund, as of May 11, 2006, no person was the beneficial owner of more than 5% of the Fund’s or any Portfolio's outstanding shares at such date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for its fiscal years ended October 31, 2005 and October 31, 2004 were $105,000 and $100,000, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of the Fund’s financial statements for its 2005 and 2004 fiscal years.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for its fiscal years ended October 31, 2005 and October 31, 2004 were $11,025 and $10,500, respectively, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

The aggregate fees billed by Ernst & Young LLP for other products and services not set forth above for the Fund for its respective fiscal years ended in 2005 and 2004 were $33,127 and $0, respectively.

Audit Committee Pre-approval

The Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee’s Audit and Non-Audit Pre-Approval Policy and Procedures requires the Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and tax services described above for which Ernst & Young LLP billed the Fund for its fiscal year ended October 31, 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the calendar years ended December 31, 2005 and 2004 amounted to $1,244,067 and $276,814, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $235,000 and $115,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $1,009,067 and $161,814, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting but are expected to be available by telephone. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP, if available by telephone, will respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of Shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of Shareholders unless required by the Investment Company Act. Any Shareholder who wishes to submit proposals for consideration at a meeting of Shareholders should send such proposal to Morgan Stanley Institutional Liquidity Funds, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a Shareholder meeting, rules promulgated by the SEC require that, among other things, a Shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN Secretary

Dated: June 14, 2006

Shareholders of the Fund who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

INFORMATION PERTAINING TO THE COMPANIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, the following persons owned beneficially more than 5% of a Portfolio's outstanding shares at May 11, 2006.

PARTICIPANT CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
PRIME	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%

ADVISORY CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	BLOCK AND COMPANY REALTORS AS AGENT FOR 605 W 47TH INVESTMENT CO 707 W 47TH STREET SUITE 200 KANSAS CITY MO 64112-1905	7,759,375.4	6.23%
GOVERNMENT	HARE & CO STIF DEPT 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057	66,587,333.6	53.44%
GOVERNMENT	JE DUNN CONSTRUCTION CO 929 HOLMES ST ATTN GORDON E LANSFORD III KANSAS CITY MO 64106	11,690,000.0	9.38%
GOVERNMENT	PROTEON THERAPEUTICS LLC ATTN WILLIAM WHITAKER SUITE 180 4420 MADISON AVENUE KANSAS CITY MO 64111	6,362,561.3	5.11%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,512.0	100.00%
PRIME	AMALGAMATED BANK OF CHICAGO ATTN DEBBIE OUTLAW 3RD FLOOR ONE WEST MONROE CHICAGO IL 60603	8,479,048.8	31.01%
PRIME	SCEPTOR INDUSTRIES SUITE 101 8301 STATE LINE ROAD KANSAS CITY MO 64114	3,728,101.5	13.64%
PRIME	SEI TRUST COMPANY MORGAN STANLEY STABLE VALUE FUND ATTN JOHN HEMAK ONE FREEDOM VALLEY DR OAKS PA 19456	11,771,397.5	43.05%
PRIME	VIANNEY H S OPERATING ACCT ATTN WENDELL DEPHILLIPS 1311 S KIRKWOOD RD SAINT LOUIS MO 63122	1,508,395.9	5.52%
TAX-EXEMPT	HARE & CO STIF DEPT 111 SANDERS CREEK PKY EAST SYRACUSE MY 13057	4,386,607.6	47.41%

Portfolio	Name and Address	Number of Shares	% of Class
TAX-EXEMPT	JE DUNN CONSTRUCTION CO 929 HOLMES ST ATTN GORDON E LANSFORD III KANSAS CITY MO 64106	3,904,637.2	42.20%
TREASURY	AMALGAMATED BANK OF CHICAGO ATTN DEBBIE OUTLAW 3RD FLOOR ONE WEST MONROE CHICAGO IL 60603	8,364,852.7	57.48%
TREASURY	COMMUNITY HEALTH GROUP ATTN MICHAEL KERR 1001 EAST 101ST TERRACE SUITE 300 KANSAS CITY MO 64131	5,807,403.2	39.90%

INVESTOR CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	ARGUS HEALTH SYSTEMS INC GENERAL DEPOSITORY A/C 1300 WASHINGTON ST ATTN ERIC MITCHELL FINANCE & CONTROL KANSAS CITY MO 64105-1433	249,681,336.0	71.04%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	57.48%
MONEY MARKET	PATRICIA H STURD 12955 MONROVIA ATTN MELODY HENLEY M/STP N20C1 OVERLAND PARK KS 66213	20,075.3	11.54%
MONEY MARKET	PATRICIA H STURD CHILDRENS ACCOUNT 12955 MONROVIA OVERLAND PARK KS 66213	53,910.1	30.99%
PRIME	WORLDSPAN LIMITED PARTNERSHIP 300 GALLERIA PARKWAY NW ATLANTA GA 30339	45,326,779.6	99.78%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	104,380.0	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%

INSTITUTIONAL CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	HARE & CO STIF DEPT 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057	649,119,709.5	24.84%
GOVERNMENT	MELLON BANK NA ATTN PAM PALMER ONE MELLON FINANCIAL CENTER 500 GRANT STREET 151-0440 PITTSBURGH PA 15258	1,161,314,244.0	44.44%
MONEY MARKET	BROWN BROTHERS HARRIMAN & CO ATTN GRAEME HENDERSON 140 BROADWAY NEW YORK NY 10005	210,000,000.0	5.13%
MONEY MARKET	CHICAGO MERCANTILE EXCHANGE INC FIRM ACCOUNT 20 S WACKER DRIVE ATTN TIM DOAR CHICAGO IL 60606	304,678,378.1	7.44%

Portfolio	Name and Address	Number of Shares	% of Class
MONEY MARKET	MORGAN STANLEY & CO INCORPORATED SECURED AMOUNT ACCOUNT PURSUANT TO CFTC RULE 30 7 ONE NEW YORK PLAZA ATTN DARRELL WILLIAMS NEW YORK NY 10004	434,000,000.0	10.60%
MONEY MARKET	MORGAN STANLEY & CO INCORPORATED COMMODITY CUSTOMER FUNDS SEGREGATED PURSUANT TO CEA 4D ONE NEW YORK PLAZA ATTN DARRELL WILLIAMS NEW YORK NY 10004	400,000,000.0	9.77%
PRIME	BROWN BROTHERS HARRIMAN &CO ATTN GRAEME HENDERSON 140 BROADWAY NEW YORK NY 10005	1,203,324,837.0	8.21%
PRIME	HARE & CO STIF DEPT 111 SANDERS CREEK PKY EAST SYRACUSE NY 13057	3,182,108,489.0	21.70%
PRIME	HARRIS NESBITT CORP BRKR & SVC AGT & HARRIS BANK OMNIBUS CUST/SUB-SVC AGT 111 WEST MONROE LOWER LEVEL EAST ATTN MUTUAL FUND UNIT CHICAGO IL 60603	1,126,168,200.0	7.68%
PRIME	MELLON BANK NA ATTN PAM PALMER ONE MELLON FINANCIAL CENTER 500 GRANT STREET 151-0440 PITTSBURGH PA 15258	1,302,513,359.0	8.88%
TAX-EXEMPT	BEAR STEARNS SECURITIES CORP 1 METROTECH CENTER NORTH ATTN DENISE DILORENZO BROOKLYN NY 11201	50,057,301.5	6.28%
TAX-EXEMPT	CITY OF PHOENIX ATTN JOANNE HASSING 5TH FLOOR GENERAL ACCOUNTS 251 WEST WASHINGTON PHOENIX AZ 85003	50,995,956.0	6.40%
TAX-EXEMPT	HOME DEPOT INC. TREASURY 2455 PACES FERRY RD NW BUILDING B6 ATLANTA GA 30339	50,000,000.0	6.27%
TAX-EXEMPT	MELLON BANK NA ATTN PAM PALMER ONE MELLON FINANCIAL CENTER 500 GRANT STREET 151-0440 PITTSBURGH PA 15258	213,698,335.4	26.82%
TAX-EXEMPT	MORGAN STANLEY & CO INC 901 SOUTH BOND STREET BALTIMORE MD 21231	53,528,712.7	6.72%
TAX-EXEMPT	MORGAN STANLEY & CO INC 901 SOUTH BOND STREET BALTIMORE MD 21231	52,386,900.6	6.57%
TREASURY	MELLON BANK NA ATTN PAM PALMER ONE MELLON FINANCIAL CENTER 500 GRANT STREET 151-0440 PITTSBURGH PA 15258	1,633,720.4	56.77%
TREASURY	MELLON FINANCIAL MARKETS FBO UNITED HEALTH GROUP ATTN JEFF RECKER 014 ONE MELLON CENTER SUITE 0475 PITTSBURGH PA 15258	1,012,967.4	35.20%
TREASURY	MORGAN STANLEY & CO INC FBO 038221941 901 SOUTH BOND STREET 6TH FLOOR BALTIMORE MD 21231	226,033.1	7.85%

SERVICE CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	BT GIFT CERTIFICATES INC. ATTN DBA OMAHA STEAKS GIFT CERTIFICATES INC 11030 O ST OMAHA NE 68137	45,915.7	9.30%
GOVERNMENT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	20.25%
GOVERNMENT	OMAHA STEAKS INC 11030 O ST OMAHA NE 68137	132,970.1	26.93%
GOVERNMENT	OMAHASTEAKS.COM INC 11030 O ST OMAHA NE 68137	214,844.5	43.51%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
PRIME	MELLON BANK N.A. AIS OPERATIONS 500 ROSS STREET ATTN BEVERLY HOMAPOOR PITTSBURGE PA 15262	50,968,000.0	99.80%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%

ADMINISTRATIVE CLASS

Portfolio	Name and Address	Number of Shares	% of Class
GOVERNMENT	JP MORGAN CHASE FBO GLOBAL PLUS ACCOUNTS ATTN VIRGINIA DELGADO 11TH FLOOR 2001 BRYAN TOWER DALLAS TX 75201	440,659,704.8	97.40%
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
PRIME	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%

CASH MANAGEMENT CLASS

Portfolio	Name and Address	Number of Shares	% of Class
MONEY MARKET	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TAX-EXEMPT	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%
TREASURY	MORGAN STANLEY INVESTMENT MANAGEMENT	100,000.0	100.00%

SHARES OUTSTANDING AS OF THE RECORD DATE

Shares Outstanding
Portfolio
Money Market Portfolio	4,733,370,410.66
Prime Portfolio	14,743,569,035.33
Government Portfolio	4,270,975,360.72
Treasury Portfolio	24,524,342.72
Tax-Exempt Portfolio	829,550,779.18

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.    MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A(1) .. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.    COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.    MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4.    AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

(1)	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Sch A-1

5.    GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of

Sch A-2

corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.    EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.    INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

Sch A-3

PROXY              MORGAN STANLEY INSTITUTIONAL LIQUIDITY FUNDS            PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of the above Fund held of record by the undersigned on May 30,
2006 at the Special Meeting of Shareholders to be held on Tuesday, August 1,
2006 at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of
the Americas, 3rd Floor, New York, New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND.

                    VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                    VOTE VIA THE TELEPHONE: 1-866-877-0438
                    [                     ]       [              ]

                    NOTE: Please sign exactly as name(s) appear(s) on the
                    records of a Fund. Joint owners should each sign personally.
                    Trustees and other representatives should indicate the
                    capacity in which they sign, and where more than one name
                    appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized
                    officer who should state his or her full title.

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                    Stockholder sign here

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                    Co-owner sign here

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                    Date                                               16429_ILF

MORGAN STANLEY FUNDS           MORGAN STANLEY FUNDS         MORGAN STANLEY FUNDS
--------------------           --------------------         --------------------
Prime                          Money Market                 Tax-Exempt
Government                     Treasury

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [x]

                                     FOR               WITHHOLD          FOR ALL
                                     ALL                 ALL             EXCEPT
                                     [ ]                 [ ]               [ ]

1.  Election of the following nominees as Trustees:

    01  Frank L. Bowman           02  Kathleen A. Dennis
    04  Michael F. Klein          04  W. Allen Reed

     To withhold authority to vote "FOR" any individual nominee, mark the "FOR
     ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

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